Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

FLIR SYSTEMS, INC.

Offer to Exchange Any and All 3% Senior Convertible Notes Due 2023,

for cash and shares of Common Stock (including the accompanying preferred stock purchase rights) of FLIR Systems, Inc.

CUSIP Nos. 302445 AA 9 and 302445 AB 7

Pursuant to its

Offer to Exchange, dated February 5, 2009

(as supplemented or amended from time to time, the “Offer to Exchange”)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 9, 2009, UNLESS THE OFFER IS EXTENDED BY US (SUCH DATE AND TIME, AS THE OFFER MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY NOT BE WITHDRAWN AFTER THE NOTES HAVE BEEN ACCEPTED FOR EXCHANGE.

The Exchange Agent for the offer is:

The Bank of New York Mellon Trust Company, N.A.

By Facsimile (Eligible Guarantor Institutions Only):	By Mail, Overnight Courier or Hand Delivery:
(212) 298-1915 (provide call back telephone number on fax cover sheet for confirmation) Confirmation: (212) 815-3687	The Bank of New York Mellon Trust Company, N.A. Corporate Trust Operations Reorganization 101 Barclay Street Floor 7 East New York, New York 10286 Attn: David Mauer

The Information Agent for the offer is:

Global Bondholder Services Corporation

65 Broadway, Suite 723

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers, Call Collect: (212) 430-3774

All others call Toll-free: (866) 470-4200

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be used (i) if certificates representing Notes are to be forwarded herewith or (ii) if delivery of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC (as defined in the Offer to Exchange) pursuant to the procedures set forth in “Description of the Offer—Procedures for Tendering Notes” in the Offer to Exchange. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO EXCHANGE AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts of Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF NOTES TENDERED

1	2	3
Name(s) and Address(es) of Certificate Holder(s) Please fill in Number(s)*	Aggregate Principal Amount of Notes	Principal Amount of Notes Tendered**

*	Need not be completed if Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Notes represented by the Notes indicated in column 2. See Instruction 2. Notes tendered hereby must be in denominations of principal amounts of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

By crediting the Notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to offer, including transmitting to the Exchange Agent an agent’s message in which the holder of the Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By the execution hereof, the undersigned hereby acknowledges receipt of the Offer to Exchange dated February 5, 2009 relating to the offer to exchange any and all 3% Senior Convertible Notes Due 2023 (the “Notes”) of FLIR Systems, Inc., an Oregon corporation (“FLIR,” “we,” “our” and “us”) for $20.00 in cash and 90.1224 shares of FLIR’s common stock, par value $.01 per share (the “Common Stock”) per $1,000 principal amount of Notes, (the “Offer Consideration”) and this letter of transmittal (as supplemented or amended, this “Letter of Transmittal”). We urge you to review the Offer to Exchange for the terms and conditions of the offer. Certain terms used but not defined herein have the meaning given to them in the Offer to Exchange.

Upon the terms and subject to the conditions of the offer, the undersigned hereby tenders to FLIR the above-described principal amount of Notes. Subject to and effective upon the acceptance for exchange of, and exchange of, Notes tendered herewith, the undersigned hereby (1) irrevocably tenders, sells, assigns and transfers to FLIR all right, title and interest in and to all such Notes as are being tendered herewith and (2) irrevocably appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of FLIR with respect to the tendered Notes) with full power coupled with an interest to (a) deliver certificates representing the Notes, and/or transfer ownership of the Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon FLIR’s order, (b) present the Notes for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Notes, all in accordance with the terms of the offer and (d) deliver, in book-entry form, the shares of Common Stock issuable upon acceptance of Notes tendered hereby, together with any Notes not accepted in the offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the offer as described in the Offer to Exchange.

Subject to applicable regulations of the Securities and Exchange Commission, if, for any reason whatsoever, acceptance for exchange of, or exchange of, any Notes tendered pursuant to the offer is delayed (whether before or after FLIR’s acceptance for exchange of, or exchange of, Notes) or FLIR extends the offer or is unable to accept for exchange or exchange the Notes tendered pursuant to the offer, FLIR may instruct the Exchange Agent to retain tendered Notes, and those Notes may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth in the Offer to Exchange. If you have tendered Notes, you may withdraw those Notes prior to the Expiration Date by delivering a written notice of withdrawal subject to the limitations and requirements described in “Description of the Offer—Withdrawal of Tenders” in the Offer to Exchange.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to acquire the Offer Consideration issuable upon the exchange of such tendered Notes, and that, when the Notes are accepted for exchange, FLIR will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by FLIR or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. The undersigned has read the Offer to Exchange and this Letter of Transmittal and agrees to all of the terms and conditions of the offer.

The undersigned understands that tenders of Notes pursuant to any one of the procedures described in the Offer to Exchange under the heading “Description of the Offer—Procedures for Tendering Notes” and in the instructions herein will, upon FLIR’s acceptance for exchange of such tendered Notes, constitute a binding agreement between the undersigned and FLIR upon the terms and subject to the conditions of the offer.

The offer is subject to certain conditions described in the section of the Offer to Exchange entitled “Description of the Offer—Conditions to the Offer.”

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to FLIR, or receipt of an agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by FLIR, in its sole discretion, which determination shall be final and binding.

The name(s) and address(es) of the registered holder(s) of the Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Notes. The certificate number(s) and the Notes that the undersigned wishes to tender should be indicated in the appropriate box(es) above.

Unless otherwise indicated in the boxes entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” in this Letter of Transmittal, the Offer Consideration (and any Notes not tendered or not accepted) will be issued in the name of and delivered to the holder of the Notes or deposited at such holder’s account at DTC, as applicable. If the Offer Consideration is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Offer Consideration is to be deposited to an account different from the accounts of the person(s) signing this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Notes are surrendered by holder(s) that have completed either the box entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3).

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

THE UNDERSIGNED, BY COMPLETING THE BOX(ES) ENTITLED “DESCRIPTION OF NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE NOTES AS SET FORTH IN SUCH BOX(ES).

ACKNOWLEDGEMENT OF REPRESENTATIONS AND WARRANTIES

The Common Stock portion of the Offer Consideration is being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act, and has not been registered under any other applicable securities laws.

By signing this Letter of Transmittal, the undersigned also represents, warrants and acknowledges that:

(i)	the undersigned has received the Offer to Exchange; and

(ii)	there are risks incident to the acquisition of the Common Stock portion of the Offer Consideration, including, without limitation, those risks which are summarized under “Risk Factors” in the Offer to Exchange.

REGISTERED HOLDERS OF NOTES SIGN HERE

(In addition, complete Substitute Form W-9 herein)

PLEASE SIGN HERE	PLEASE SIGN HERE

(Authorized Signature of Registered Holder)	(Authorized Signature of Registered Holder)

(Date)	(Date)

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Notes or on a security position listing as the owner of the Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

(Name)	(Name)

(Title)	(Title)

(Address)	(Address)

(Address)	(Address)

(Telephone Number)	(Telephone Number)

(Dated)	(Dated)

(Taxpayer Identification or Social Security Number)	(Taxpayer Identification or Social Security Number)

(DTC Account to Which Common Stock Portion of the Offer Consideration Should be Delivered)	(DTC Account to Which Common Stock Portion of the Offer Consideration Should be Delivered)

SIGNATURE GUARANTEE

(If required, see Instruction 3)

Signature(s) Guaranteed by an	Date:
Eligible Institution:
Authorized Signature
Name of Eligible Institution	Address:
Guaranteeing Signature:

Capacity (full title):
Telephone Number:

SPECIAL PAYMENT OR ISSUANCE

INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if the Offer Consideration or any Notes that are not tendered or not accepted are to be issued in the name of someone other than the undersigned.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if the Offer Consideration or any Notes that are not tendered or not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Issue:	☐ Common Stock portion of the of the Offer Consideration to: ☐ Notes to: ☐ Check:	Send:	☐ Common Stock portion of the of the Offer Consideration to: ☐ Notes to: ☐ Check:

Name(s)		Name(s)
Address		Address

Telephone Number:		Telephone Number:
Book-Entry Transfer Facility Account:		Book-Entry Transfer Facility Account:

(Tax Identification or Social Security number)		(Tax Identification or Social Security number)

(See Substitute Form W-9 herein)		(See Substitute Form W-9 herein)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.	Delivery of this Letter of Transmittal and Certificates.

All physically delivered Notes or confirmation of any book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or manually executed facsimile thereof), and any other documents required by this Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate agent’s message, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

Any beneficial holder whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Notes in the offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this Letter of Transmittal and tendering Notes, either make appropriate arrangements to register ownership of the Notes in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

FLIR expressly reserves the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the Offer to Exchange.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO FLIR OR DTC.

2.	Partial Tenders.

If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled “Principal Amount of Notes Tendered” of the appropriate box above. As soon as practicable after the settlement date, the Exchange Agent will return to any holder who partially tendered a Note a certificate for the portion of the Note that was not tendered or accepted and not exchanged for the Offer Consideration. All Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Any Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Notes.

If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), unless the Notes tendered thereby are tendered (i) by a holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed either the box entitled

“Special Payment or Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for purchase or not tendered are to be returned to a person other than the holder, then the signatures on the Letters of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above.

If this Letter of Transmittal is signed by the registered holder or holders of Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Notes) listed and tendered hereby, no endorsements of the tendered Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Notes or bond power guaranteed by a Medallion Signature Guarantor (except where the Notes are tendered for the account of an Eligible Institution).

If Notes are to be tendered by any person other than the person in whose name the Notes are registered, the Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the Notes, with the signature(s) on the Notes or instruments of transfer guaranteed as provided above, and this Letter of Transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided above.

4.	Special Issuance, Delivery and Payment Instructions.

Tendering holders should indicate, in the applicable box, the account at DTC in which the Offer Consideration is to be issued and deposited, if different from the accounts of the person signing this Letter of Transmittal.

Tendering holders should indicate, in the applicable box, the name and address in which Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the name and address of the person signing this Letter of Transmittal.

In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the Offer Consideration (and any Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Notes or deposited at such holder’s account at DTC, as applicable.

5.	Transfer Taxes.

FLIR shall pay all transfer taxes, if any, applicable to the exchange of Notes pursuant to the offer. If, however, transfer taxes are payable in circumstances where Common Stock or Notes for principal amounts not tendered or not accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Notes tendered or where tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Notes pursuant to the offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be deducted from the Offer Consideration unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted herewith. Any remaining amount will be billed directly to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the Notes listed in this Letter of Transmittal.

6.	Waiver of Conditions.

FLIR reserves the absolute right to waive, in whole or in part, any of the specified conditions to the offer set forth in the Offer to Exchange.

7.	Mutilated, Lost, Stolen or Destroyed Notes.

Any holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and telephone number indicated above for further instructions.

8.	Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the Offer to Exchange, this Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the Offer to Exchange may be directed to the Information Agent at the address and telephone number set forth above.

9.	Validity and Form.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Notes pursuant to any of the instructions in this Letter of Transmittal, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by FLIR in its sole discretion, which determination will be final and binding. FLIR reserves the absolute right to reject any or all tenders of any Notes determined by FLIR not to be in proper form, or if the acceptance or exchange of such Notes may, in the opinion of counsel for FLIR, be unlawful. FLIR also reserves the absolute right to waive any conditions to any offer that FLIR is legally permitted to waive.

Tender of Notes will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery will be determined by FLIR in its sole discretion, which determination shall be final and binding. None of FLIR, the Exchange Agent, the Information Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Notes, or will incur any liability for failure to give any such notification. Holders should send all materials to the Exchange Agent and not to FLIR or the Information Agent.

10.	Important Tax Information.

To prevent backup withholding on the receipt of cash pursuant to the Offer to Exchange, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the Substitute Form W-9 attached to this Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If a U.S Holder does not provide his, her or its TIN to the Exchange Agent, backup withholding may begin and continue until the U.S. Holder furnishes his, her or its TIN. If a U.S. Holder does not provide the Exchange Agent with the correct TIN or an adequate basis for exemption, the consideration the U.S. Holder receives pursuant to the Offer to Exchange may be subject to backup withholding, which currently is imposed at a rate of 28%, and the U.S. Holder may be subject to a $50 penalty and other penalties imposed by the IRS. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS in certain circumstances.

To prevent backup withholding, Foreign Holders (as defined below) should (i) submit a properly completed IRS Form W-8BEN or other Form W-8 to the Exchange Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. An IRS Form W-8 may be obtained from the Exchange Agent.

Certain holders (including, among others, corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding requirements. See the enclosed Substitute Form W-9 and the instructions to the Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders should complete and return the Substitute Form W-9.

For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a partnership or corporation (including an entity taxable as a corporation) created under the laws of the United States, any State thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States person. Partnerships should consult their tax advisors regarding their treatment for purposes of these instructions. A “Foreign Holder” is any holder that is not a U.S. Holder.

See the enclosed instructions to the Substitute Form W-9 for additional information and instructions.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED SUBSTITUTE FORM W-9 AND ACCOMPANYING INSTRUCTIONS FOR ADDITIONAL DETAILS.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY HOLDERS WHO ARE U.S. PERSONS

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name, if different from above
	☐	Individual/ Sole proprietor	☐ Corporation	☐ Partnership	☐ Exempt from backup withholding
Check appropriate box:	☐	Limited liability company (D=disregarded entity, C=corporation, P=partnership) „……..
	☐	Other „ ..…..
Address (number, street, and apt. or suite no.)					Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Social security number

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions under Part I. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN.

or

Note: If the account is in more than one name, see the chart under What Name and Number To Give the Requester for guidelines on whose number to enter.		Employer Identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions under Part II.)

Sign Here	Signature of U.S. person „	Date „

Substitute Form W-9

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct,

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to withholding tax on foreign partner’s share of effectively connected income.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions under Exempt from Backup Withholding and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Substitute Form W-9

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2. The United States or any of its agencies or instrumentalities;

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation;

7. A foreign central bank of issue;

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9. A futures commission merchant registered with the Commodity Futures Trading Commission;

10. A real estate investment trust;

11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

12. A common trust fund operated by a bank under section 584(a);

13. A financial institution;

14. A middleman known in the investment community as a nominee or custodian; or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt recipients 1 through 7[2]
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your

Substitute Form W-9

TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC)), enter the owner’s SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note: See the chart on under What Name and Number To Give the Requester for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

You will be subject to backup withholding on all payments if you do not provide your TIN to the requester.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt from backup withholding.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Substitute Form W-9

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]

For this type of account:	Give name and EIN of:
6. Disregarded entity not owned by an individual	The owner

7. A valid trust, estate, or pension trust	Legal entity

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.